UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
August 21, 2005

Date of Report (Date of earliest event reported)
OSI PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-15190	13-3159796
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
58 South Service Road
     Melville, NY 11747
(Address of principal executive offices)
     (631) 962-2000
(Registrant’s telephone number, including area code)
     N/A
(Former name or former address,
if changed since last report.)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 7.01 REGULATION FD DISCLOSURE
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EXHIBIT INDEX
EX-2.1: AGREEMENT AND PLAN OF MERGER AMONG OSI PHARMACEUTICALS, INC., MERGER EP CORPORATION AND EYETECH PHARMACEUTICALS, INC. DATED AS OF AUGUST 21, 2005
EX-10.1: LETTER AGREEMENT DATED AUGUST 21, 2005 BETWEEN OSI PHARMACEUTICALS, INC. AND DAVID R. GUYER, M.D.
EX-99.1: PRESS RELEASE DATED AUGUST 21, 2005
EX-99.2: SCRIPT OF JOINT WEBCAST CONFERENCE CALL TO BE HELD ON AUGUST 22, 2005
EX-99.3: SLIDE PRESENTATION FOR CONFERENCE CALL TO BE HELD ON AUGUST 22, 2005

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
     On August 21, 2005, OSI Pharmaceuticals, Inc., a Delaware corporation (“OSI”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Merger EP Corporation, a Delaware corporation and wholly-owned subsidiary of OSI (“Merger EP”), and Eyetech Pharmaceuticals, Inc., a Delaware corporation (“Eyetech”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger EP will be merged with and into Eyetech and Eyetech will become a wholly-owned subsidiary of OSI.
     Under the terms of the Merger Agreement, each share of common stock of Eyetech outstanding at the time of the merger will be converted automatically into the right to receive $15.00 in cash and 0.12275 shares of OSI common stock. Each outstanding stock option that was granted pursuant to Eyetech’s 2001 Stock Option Plan will be assumed by OSI and will become an option to purchase 0.491 shares of OSI common stock at an exercise price equal to the exercise price of the option at the effective time of the merger divided by 0.491 (rounded to the nearest whole cent). All shares of Eyetech common stock that are subject to a repurchase right shall automatically be exchanged for merger consideration, on the same basis as all other shares of Eyetech common stock, subject to the continuation of any restrictions in the applicable Eyetech agreement. All other unexercised options to purchase shares of Eyetech’s common stock will be terminated or cancelled in accordance with the terms of the applicable Eyetech stock option plan or agreement at the effective time of the merger. Each outstanding option to purchase shares under Eyetech’s 2003 Employee Stock Purchase Plan shall be exercised prior to the closing date of the merger and all shares purchased through such exercise shall automatically be converted at the effective time of the merger on the same basis set forth above.
     Under the Merger Agreement, OSI and Eyetech have made customary representations, warranties and covenants. The merger is subject to closing conditions, including shareholder approval by holders of Eyetech’s common stock, regulatory approvals, performance of covenants and obtaining third party consents. Eyetech has also agreed that it will not solicit any other takeover proposals, provided that, prior to obtaining shareholder approval for the merger, Eyetech’s board of directors may nevertheless, evaluate unsolicited, bona fide offers that constitute or are reasonably likely to lead to a superior acquisition proposal, in accordance with its fiduciary obligations under applicable law. The Merger Agreement is subject to termination rights of OSI and Eyetech and provides that, under specified circumstances, Eyetech must pay OSI a termination fee of $31 million plus up to $3.5 million of fees and expenses incurred by OSI.
     The foregoing description of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement that is filed as Exhibit 2.1 hereto and is incorporated herein by reference. Further details regarding the merger are contained in a joint press release issued by OSI and Eyetech on August 21, 2005, which is attached to this Current Report on Form 8-K as Exhibit 99.1. This joint press release, except for the section thereof entitled “Strong Financials Drive Accretive Growth,” is incorporated into this Item 1.01 by reference.

     Subsequent to the merger, Eyetech will be operated as a separate business unit of OSI, as (OSI) Eyetech. Pursuant to a letter agreement dated August 21, 2005 between David R. Guyer, M.D., the Chief Executive Officer of Eyetech, and OSI, Dr. Guyer will serve as the Chief Executive Officer of (OSI) Eyetech and as an Executive Vice President of OSI. Dr. Guyer will continue to receive his base salary of $525,000 per year and will be eligible to receive an annual incentive bonus. Dr. Guyer will also receive a grant of options to purchase 100,000 shares of OSI common stock at an exercise price equal to the closing price per share of OSI’s common stock on the date of grant, subject to a four-year vesting schedule. If Dr. Guyer is employed by OSI on the date which is 15 months after the effective date of the merger, then he will receive a retention bonus of $125,000. If, within twelve months after the effective date of the merger, Dr. Guyer’s employment with OSI is terminated without “Cause” (as defined in the letter agreement), or if Dr. Guyer voluntarily terminates his employment with OSI due to the relocation of his principal office to a location more than 35 miles from Manhattan, New York, then Dr. Guyer will receive a severance payment equal to 24 months of his base salary on the date of such termination. The foregoing description of the letter agreement is qualified in its entirety by reference to the letter agreement that is filed as Exhibit 10.1 hereto and is incorporated herein by reference.
Additional Information About the Merger And Where To Find It
     OSI intends to file a registration statement on Form S-4 with the Securities and Exchange Commission (SEC) containing a proxy statement/prospectus in connection with the proposed merger. The proxy statement/prospectus will be mailed to the stockholders of Eyetech to consider and vote upon the proposed merger. Investors and stockholders are urged to carefully read the proxy statement/prospectus and other relevant materials filed with the SEC when they become available because they will contain important information about OSI, Eyetech, the merger, and other related matters. Investors and stockholders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at the SEC’s web site at www.sec.gov. These documents can also be obtained for free from OSI by directing a request to OSI Investor Relations at 631-962-2000 and for free from Eyetech by directing a request to Eyetech Investor Relations at 212-824-3100.
Participants in the Merger
     OSI, Eyetech and their respective executive officers, directors and other members of management or employees may be deemed to be participants in the solicitation of proxies from Eyetech stockholders with respect to the transactions contemplated by the merger agreement. Information regarding OSI’s executive officers and directors is available in OSI’s Annual Report on Form 10-K for the year ended September 30, 2004 and its proxy statement dated February 2, 2005 for its 2005 Annual Meeting of Stockholders, which are filed with the SEC. Information regarding Eyetech’s officers and directors is available in Eyetech’s Annual Report on Form 10-K for the year ended December 31, 2004, its proxy statement dated April 11, 2005 for its 2005 Annual Meeting of Stockholders and its Current Report on Form 8-K dated June 15, 2005, which are filed with the SEC. You can obtain free copies of these documents from OSI and Eyetech using the contact information above. Additional information regarding interests of such participants will be included in the registration statement containing the proxy statement/prospectus that will be filed with the SEC and available free of charge as indicated above.

     In addition, in connection with the execution of the merger agreement, Dr. David Guyer, Eyetech’s Chief Executive Officer, Paul G. Chaney, Eyetech’s Chief Operating Officer, and Dr. Anthony P. Adamis, Eyetech’s Chief Scientific Officer, have entered into letter agreements with OSI setting forth the terms under which these individuals will continue their employment with OSI following the merger. Furthermore, in connection with the execution of the merger agreement, Eyetech’s Board of Directors authorized the payment of transaction completion bonuses in the aggregate amount of $350,000. The recipients of these bonuses, and the amounts they may receive, will be determined by Eyetech’s Board of Directors based on the recommendation of its Compensation Committee. Such recipients may include executive officers of Eyetech. Additional information regarding these arrangements and the interests of such participants will be included in the registration statement containing the proxy statement/prospectus that will be filed with the SEC and available free of charge as indicated above.
Safe Harbor for Forward-Looking Statements
     This document contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are typically preceded by words such as “believes,” “ expects,” “anticipates,” “intends,” “will,” “may,” “should,” or similar expressions. These forward-looking statements are subject to risks and uncertainties that may cause actual future experience and results to differ materially from those discussed in these forward-looking statements. Important factors that might cause such a difference include, but are not limited to, the ability of Eyetech to obtain stockholder approval of the merger; the possibility that the merger will not close or that the closing will be delayed; the challenges and costs of integrating the operations and personnel of Eyetech; reaction of customers of Eyetech and OSI and related risks of maintaining pre-existing relationships of Eyetech and OSI; the impact of acquisitions and divestitures on the synergies of OSI’s programs; competitive factors, including pricing pressures; the success of research and development activities; and other events and factors disclosed previously and from time to time in OSI’s and Eyetech’s filings with the Securities and Exchange Commission, including OSI’s Annual Report on Form 10-K for the year ended September 30, 2004 and Eyetech’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2005. Except for OSI’s and Eyetech’s ongoing obligations to disclose material information under the federal securities laws, OSI and Eyetech disclaim any obligation to update any forward-looking statements after the date of this document.
     This document is not an offer to sell shares of OSI securities which may be issued in the proposed merger. Such OSI common stock is offered only by means of the proxy statement/prospectus referred to herein.
ITEM 7.01 REGULATION FD DISCLOSURE
     On August 21, 2005, OSI and Eyetech issued a joint press release which is attached hereto as Exhibit 99.1. The portion of this press release entitled, “Strong Financials Drive Accretive Growth,” is furnished pursuant to this Item 7.01 and is incorporated herein by reference.
     On August 22, 2005, at 8:00 am, OSI and Eyetech will conduct a joint webcast conference call with investors and analysts. A proposed script of that webcast conference call and slides to be used during the webcast conference call are attached to this Current Report on Form 8-K as Exhibits 99.2 and 99.3, respectively, and incorporated herein by reference.
     The information in this Item 7.01 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any disclosure document of OSI, except as shall be expressly set forth by specific reference in such document.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(c)	Exhibits

2.1*	Agreement and Plan of Merger among OSI Pharmaceuticals, Inc., Merger EP Corporation and Eyetech Pharmaceuticals, Inc. dated as of August 21, 2005.

10.1	Letter Agreement dated August 21, 2005 between OSI Pharmaceuticals, Inc. and David R. Guyer, M.D.

99.1**	Press release dated August 21, 2005.

99.2	Script of joint webcast conference call to be held on August 22, 2005.

99.3	Slide presentation for conference call to be held on August 22, 2005.

*	The schedules to the Agreement and Plan of Merger have been omitted pursuant to Item 601(b)(2) of Regulation S-K promulgated by the Securities and Exchange Commission. The omitted schedules from this filing will be provided upon request.

**	This press release, except the section entitled “Strong Financials Derive Accretive Growth” is deemed filed as set forth in Item 1.01; the section entitled “Strong Financials Derive Accretive Growth” is deemed furnished as set forth in Item 7.01.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 22, 2005	OSI PHARMACEUTICALS, INC.
	By:	/s/ Michael G. Atieh
Michael G. Atieh
Executive Vice President and Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX
2.1*	Agreement and Plan of Merger among OSI Pharmaceuticals, Inc., Merger EP Corporation and Eyetech Pharmaceuticals, Inc. dated as of August 21, 2005.

10.1	Letter Agreement dated August 21, 2005 between OSI Pharmaceuticals, Inc. and David R. Guyer, M.D.

99.1**	Press release dated August 21, 2005.

99.2	Script of joint webcast conference call to be held on August 22, 2005.

99.3	Slide presentation for conference call to be held on August 22, 2005.

*	The schedules to the Agreement and Plan of Merger have been omitted pursuant to Item 601(b)(2) of Regulation S-K promulgated by the Securities and Exchange Commission. The omitted schedules from this filing will be provided upon request.

**	This press release, except the section entitled “Strong Financials Derive Accretive Growth” is deemed filed as set forth in Item 1.01; the section entitled “Strong Financials Derive Accretive Growth” is deemed furnished as set forth in Item 7.01.